UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2022

Endurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40810	98-1599901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 32nd Floor

New York, NY 10166

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 585-8975

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant	EDNCU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	EDNC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EDNCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Endurance Acquisition Corp., a Cayman Islands exempted company (“Endurance”), with the Securities and Exchange Commission (the “SEC”) on March 8, 2022, Endurance entered into a business combination agreement (as amended, supplemented or otherwise modified, the “Business Combination Agreement”) with SatixFy Communications Ltd., a limited liability company organized under the laws of the State of Israel (“SatixFy”), and SatixFy MS, a Cayman Islands exempted company and a direct, wholly owned subsidiary of SatixFy (“Merger Sub”). Pursuant to the Business Combination Agreement, on October 27, 2022, Merger Sub merged with and into Endurance (the “Business Combination”), with Endurance surviving the Business Combination as a wholly owned subsidiary of SatixFy (the “Surviving Company”).

As of the result of the consummation of the Business Combination, (i) each Class A ordinary share of Endurance, par value $0.0001 per share, was exchanged for one ordinary share, no par value, of SatixFy and (ii) each outstanding warrant of Endurance was assumed by SatixFy and became a warrant exercisable for one ordinary share, no par value, of SatixFy (subject the terms and conditions of the Warrant Assumption Agreement, dated as of October 27, 2022, by and among Endurance, SatixFy and Continental Stock Transfer & Trust Company (“Continental”)).

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Business Combination Agreement, which is attached as Annex A to Endurance’s Proxy Statement filed with the SEC on September 30, 2022, and is incorporated herein by reference.

On October 25, 2022, Endurance, SatixFy and SatixFy MS amended (the “Amendments”) the previously disclosed Forward Purchase Agreement entered into with Vellar Opportunity Fund SPV LLC – Series 7 (“Seller”) on October 24, 2022 (the “Forward Purchase Agreement”). Under the Forward Purchase Agreement, Seller agreed to purchase up to 10,000,000 shares of Endurance prior the closing of the Business Combination and further agreed not to redeem such shares. Such waiver had the effect of reducing the number of Shares redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination. The Amendments also provide that the proceeds of any sales of SatixFy shares under the Forward Purchase Agreement designated by Seller as “OET Sales” will be paid to SatixFy up to the Reset Price (as defined below) and the remainder will be retained by Seller. The “Reset Price” will initially be the redemption price per Endurance share payable in connection the Business Combination, but will be adjusted on the first scheduled trading day of each month (each a “Reset Date”) commencing on the first calendar month following the Closing to the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the volume weighted average price (“VWAP Price”) of the Shares of the last ten (10) trading days immediately prior to the applicable Reset Date, but not lower than $6.00 (the “Floor Price”); provided, however, that the Reset Price may be further reduced to the price at which the Counterparty sells, issues or grants any Shares or securities convertible or exchangeable into Shares (other than grants or issuances under SatixFy’s equity compensation plans or shares underlying warrants issued in connection with the Business Combination); provided, further, that, after October 25, 2023, the Floor Price will automatically be increased from $6.00 to $8.00 if after such date the then current Reset Price is below $8.00 and SatixFy’s shares trade at prices above $10.00 per share for any 20 out of 30 trading day period between October 25, 2023 and the Maturity Date, effective as of the trading day immediately following the 30-day period that would result in a Floor Price increase. The Amendments also provide that the maturity date under the Forward Purchase Agreement may be accelerated by Seller, at its discretion, if, following the Closing, (A) during the 12 months following Closing, for any 90 trading days during a 120-consecutive day period occurring during such 12-month period, the VWAP Price for 90 trading days during such period shall be less than $1.50 per share or (B) during the subsequent 24 months following Closing, for any 45 consecutive trading day-period occurring during such 24 month period, the VWAP Price for 30 trading days during such period shall be less than $2.50 per Share. In either event, Seller may elect to accelerate the Maturity Date to the date of such VWAP trigger event. The Amendments further provide that the consideration payable at the Maturity Date shall be an amount equal to the product of (1) 10,000,000 shares minus the number of shares sold by Seller in sales designated by it as “OET Sales” (and not including any sales that may be designated as Shortfall Sales), multiplied by (2) $1.50. The Amendment provides that “Shortfall Sales” may be designated by Seller in its sole discretion up to an amount no greater than 133.33% of the “Prepayment Shortfall” (which is 10% of the redemption price per Endurance share payable in connection the Business Combination multiplied by the number of Endurance shares purchased by Seller). Subsequent to entering into the Amendment, Endurance, SatixFy, SatixFy MS and Seller entered into an Assignment and Novation Agreement with ACM ARRT G LLC, pursuant to which Seller assigned its rights and obligations with respect to 4,000,000 Shares under the Forward Purchase Agreement to ACM ARRT G LLC.

Item 1.02 Termination of a Material Definitive Agreement.

On October 27, 2022, in connection with the consummation of the Business Combination, the following material agreements of Endurance terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of September 14, 2021, between Endurance and Continental, pursuant to which Continental invested the proceeds of Endurance’s initial public offering in a trust account and facilitated the redemptions in connection with the Business Combination; and (ii) that certain Administrative Support Agreement, dated as of September 14, 2021, between Endurance and Antarctica Data Partners, LLC (the “Sponsor”), pursuant to which the Sponsor provided office space, utilities, and secretarial and administrative support to Endurance for a fee of $10,000 per month.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On October 27, 2022, Endurance notified the Nasdaq Stock Market (“NASDAQ”) of the consummation of the Business Combination and requested that NASDAQ (i)  suspend trading of the Endurance Class A ordinary shares, Endurance warrants and Endurance units (each as described on the cover page of this Current Report on Form 8-K; collectively, the “Endurance Securities”), effective October 27, 2022 and (ii) file with the SEC a Form 25 to delist the Endurance Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Endurance intends to file a certification on Form 15 with the SEC to deregister the Endurance Securities and suspend Endurance’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01. As a result of the Business Combination, Endurance became a wholly owned subsidiary of SatixFy.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination, the following officers and directors of Endurance ceased to hold their respective positions: Chandra R. Patel ceased to be Chairman; Richard C. Davis ceased to be Chief Executive Officer and Director; Romeo A. Reyes ceased to be Chief Financial Officer; and the following individuals also ceased to be directors: Gary D. Begeman, Henry E. Dubois and Michael Leitner.

Pursuant to the terms of the Business Combination Agreement, effective upon the consummation of the Business Combination, the director and officer of Merger Sub immediately prior to the consummation of the Business Combination continued as the director and officer of the Surviving Company.

Item 7.01 Regulation FD Disclosure.

On October 27, 2022, Endurance and SatixFy issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 23, 2022, Endurance received from the Israeli Tax Authority (the “ITA”) a tax ruling (the “Tax Ruling”), which provided, among other things, the following (subject to customary conditions regularly associated with such a ruling):

(i)	Israeli taxation of the exchange of the share capital of Endurance held by a shareholder of Endurance who held less than five percent (5%) of the share capital of Endurance (a “Transferring Shareholder”) for SatixFy ordinary shares will be deferred until the actual sale of the SatixFy ordinary shares;
(ii)	the exchange of Endurance warrants held by Transferring Shareholders for SatixFy warrants will not be a taxable event in Israel; and
(iii)	SatixFy is not required to withhold Israeli tax on any consideration paid to the Transferring Shareholders.

The main conditions, limitations and restrictions under the Israeli Income Tax Ordinance (New Version), 5721-1961, that were imposed with respect to the Tax Ruling were as follows:

(1)	the ratio between the market value of the transferred Endurance ordinary shares and the market value of the combined group immediately after the exchange of shares needed to be equal to the ratio between the market value of the issued SatixFy ordinary shares and the market value of all rights in the combined group immediately after the exchange of shares;

(2)	the SatixFy ordinary shares issued to all of the transferors were to grant equal rights to all of such transferors; and

(3)	all of the shares and all of the rights of a transferor (and of parties associated with it) to purchase shares in Endurance were to be transferred as part of the exchange of shares.

Endurance believes that each of the foregoing conditions, limitations and restrictions that were imposed by the ITA with respect to the Tax Ruling were complied with as part of the consummation of the Business Combination, and that the Tax Ruling may be relied upon.

The foregoing summary of the Tax Ruling does not purport to be complete and is subject to and is qualified in its entirety by reference to the Tax Ruling, which is filed as Exhibit 99.2 hereto, the terms of which are incorporated herein by reference.

On October 27, 2022, Sensegain Prodigy Cayman Fund SP3 (“Sensegain”) defaulted on its commitment to purchase units it had subscribed for in connection with the PIPE financing pursuant to that certain Unit Subscription Agreement (the “Subscription Agreement”), dated as of March 8, 2022. As a result of the default, out of the $29.1 million previously committed by subscribers pursuant to the Subscription Agreements, SatixFy received $20 million in proceeds from the PIPE financing. SatixFy has notified Sensegain of its intention to enforce Sensegain’s obligations under its Subscription Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of SatixFy’s and Endurance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SatixFy and Endurance. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that SatixFy and its current and future collaborators are unable to successfully develop and commercialize SatixFy’s products or technologies, including the compact electronically steered multi-beam array designed for mobility services, or experience significant delays in doing so; the ability for SatixFy or its collaborators to obtain the necessary approvals and certifications for SatixFy’s products and technologies; the ability for SatixFy or its collaborators to achieve milestones under the ESA Sunrise Partnership Project; potential design flaws or performance issues in SatixFy’s products and technologies that may not be discovered or discoverable during product trials and demonstrations; the outcome of any legal proceedings that may be instituted against SatixFy or Endurance, the Surviving Company or others following the announcement of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of SatixFy as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees and the execution of the CEO transition plan; costs related to the Business Combination; changes in applicable laws or regulations; SatixFy’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; the effects of COVID-19 or other epidemics; changes in the competitive environment affecting SatixFy or its customers, including SatixFy’s inability to introduce new products or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to SatixFy’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against SatixFy; the possibility that SatixFy or Endurance may be adversely affected by other economic, business and/or competitive factors; SatixFy’s estimates of its financial performance; risks related to the fact that SatixFy is incorporated in Israel and governed by Israeli law; the factors disclosed in the Registration Statement under the heading “Risk Factors”; and those factors discussed in Endurance’s final prospectus dated September 14, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in each case, under the heading “Risk Factors,” and other documents of Endurance filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SatixFy nor Endurance presently know or that SatixFy and Endurance currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SatixFy’s and Endurance’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. SatixFy and Endurance anticipate that subsequent events and developments will cause SatixFy’s and Endurance’s assessments to change. However, while SatixFy and Endurance may elect to update these forward-looking statements at some point in the future, SatixFy and Endurance specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SatixFy’s and Endurance’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated as of October 27, 2022.
99.2	English translation of tax ruling received by Endurance from the Israeli Tax Authority related to the Business Combination with SatixFy.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Acquisition Corp.

By:	/s/ Richard C. Davis
Richard C. Davis
Chief Executive Officer

Dated: October 27, 2022